UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by Party other than the Registrant	[ ]

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ ]	Definitive Information Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

TOUCHPOINT METRICS, INC.
(Exact name of Registrant as specified in its charter.)

Commission File number 000-54918

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid;
	2.	Form, Schedule or Registration Statement No.
	3.	Filing Party:
	4.	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 12, 2015

The Annual Meeting of Stockholders of TouchPoint Metrics, Inc. will be held at our corporate headquarters at 201 Spear Street, Suite 1100, San Francisco, California 94105 telephone (415) 526-2655 at 11:00 a.m. Pacific Time on June 12, 2015, for the following purposes:

(1)	To elect directors;

(2)	To amend the Articles of Incorporation to change the name of the corporation from TouchPoint Metrics, Inc. to McorpCX Inc.;

(3)	Ratify the selection of David Lee Hillary, Jr., CPA, CITP as our independent auditor for 2015; and,

(4)	To transact any other business properly brought before the meeting.

The above matters are described in the Proxy Statement accompanying this Notice. You are urged, after reading the Proxy Statement, to vote your shares by proxy using one of the following methods: (a) complete, sign, date and return your proxy card by mail (b) vote by Fax or (c) vote by scanning and emailing your proxy. Voting instructions are described in more detail in the Proxy Statement.

Stockholders can vote on matters presented at the Special Meeting in two ways:

(a)
By Proxy. You can vote by signing, dating and returning the enclosed proxy promptly by mail or give your proxy by scanning and emailing it to: ir@tpmetrics.com or by way of fax to (415) 938-8101. If you do this, the proxies will vote your shares in the manner you indicate. If you do not indicate instructions on the card, your shares will be voted FOR the proposed actions.

(b)	In Person. You may attend the Special Meeting and cast your vote in person.

You may revoke your proxy at any time before it is exercised by sending a written notice (or other verifiable form of communication) notice of revocation to TouchPoint Metrics, Inc.'s President, Michael Hinshaw, prior to the Special Meeting, or by submitting a later-dated proxy to us.

Michael Hinshaw, President

May 13, 2015

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by the Board of Directors (the "Board" or the "Board of Directors") of TouchPoint Metrics, Inc. (the "Company" or "TPM") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at 201 Spear Street, Suite 1100, San Francisco, California 94105, 11:00 a.m. Pacific Time on June 12, 2015 (the "Annual Meeting"), and any adjournments or postponements thereof. The Company's mailing address is 201 Spear Street, Suite 1100, San Francisco, California 94105.

The approximate date on which this Proxy Statement and the enclosed proxy are first being given or sent to stockholders is May 13, 2015.

STOCKHOLDERS ENTITLED TO VOTE

Stockholders as recorded in the Company's stock register on May 13, 2015, will be entitled to notice of and may vote at the Annual Meeting or any adjournments or postponements thereof. On such date, the Company had outstanding 16,081,158 shares of Common Stock, no par value per share (the "Common Stock"). Each share is entitled to one vote per share. The list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose relevant to the meeting during normal business hours for 10 days before the meeting at the Company's registered office in our statutory registered agent's office at Computershare, 250 Royall Street, Canton, Massachusetts 02021. The list will also be available during the meeting for inspection by stockholders.

QUORUM

Section 602(a) of the California Corporations Code provides that a majority of the shares entitled to vote shall constitute a quorum at a meeting of shareholders. Abstentions, withheld votes and shares held of record by a broker or its nominee that are voted on any matter are included in determining the number of votes present. Broker shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

Your vote is important — we urge you to vote by proxy even if you plan to attend the Annual Meeting.

HOW TO VOTE; SUBMITTING YOUR PROXY; REVOKING YOUR PROXY

You may vote your shares either by voting in person at the Annual Meeting or by submitting a completed proxy. By submitting a proxy, you are legally authorizing another person to vote your shares. The enclosed proxy card designate Mr. Michael Hinshaw to vote your shares in accordance with the voting instructions you indicate on your proxy card.

If you submit your executed proxy card designating Mr. Hinshaw as the individual authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by Mr. Hinshaw in accordance with the Board's recommendations, which are described in this Proxy Statement. In addition, if any other matters are properly brought up at the Annual Meeting (other than the proposals contained in this Proxy Statement), then Mr. Hinshaw will have the authority to vote your shares on those other matters in accordance with his discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this Proxy Statement.

We urge you to vote by doing one of the following:

•
Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card by mail. In order for your proxy to be validly submitted and for your shares to be voted in accordance with your instructions, we must receive your mailed proxy card by 11:59 p.m. Pacific Time on June 11, 2015.

•
Vote by Fax: You can also vote your shares by faxing your proxy to the number indicated on your proxy card at any time. If you submit your proxy by fax, then you may submit your voting instructions up until 11:59 p.m. Pacific Time on June 11, 2015. If you are a beneficial owner, or you hold your shares in "street name" as described below, please contact your bank, broker or other holder of record to determine whether you will be able to vote by Fax.

•
Vote via the Internet (email): You can vote your shares via the Internet by email to ir@tpmetrics.com attaching your proxy card to the email. If you submit your proxy via the Internet (email), then you may submit your voting instructions up until 11:59 p.m. Pacific Time on June 11, 2015. If you are a beneficial owner, or you hold your shares in "street name", please contact your bank, broker or other holder of record to determine whether you will be able to vote via the Internet (email).

Please let us know whether you plan to attend the Annual Meeting by marking the appropriate box on your proxy card or by following the instructions provided when you submit your proxy by fax or via the Internet (email).

If your shares are not registered in your name but in the "street name" of a bank, broker or other holder of record (a "nominee"), then your name will not appear in the Company's register of stockholders. Those shares are held in your nominee's name, on your behalf, and your nominee will be entitled to vote your shares. Your nominee is required to vote your shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will be entitled to vote your shares with respect to "discretionary" items but will not be permitted to vote your shares with respect to "non-discretionary" items (your shares are treated as "broker non-votes").

Your proxy is revocable. If you are a stockholder of record, after you have submitted your proxy card, you may revoke it by mail by sending a written notice to be delivered before the Annual Meeting to the Company's President, Michael Hinshaw at TouchPoint Metrics, Inc., 201 Spear Street, Suite 1100, San Francisco, California 94105. If you wish to revoke your submitted proxy card and submit new voting instructions by mail, then you must sign, date and mail a new proxy card with your new voting instructions, which we must receive by 11:59 p.m. Pacific Time on June 11, 2015, you are a stockholder of record and you voted your proxy card by Fax or via the Internet (email), you may revoke your submitted proxy and/or submit new voting instructions by that same method, which must be received by 11:59 p.m. Pacific Time on June 11, 2015. You also may revoke your proxy card by attending the Annual Meeting and voting your shares in person. Attending the Annual Meeting without taking one of the actions above will not revoke your proxy. If you are a beneficial owner, or you hold your shares in "street name" as described above, please contact your bank, broker or other holder of record for instructions on how to change or revoke your vote.

Your vote is very important to us. If you do not plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your completed proxy card prior to the Annual Meeting in accordance with the above instructions so that your shares will be represented and voted in accordance with your instructions.

Even if you plan to attend the Annual Meeting in person, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

You are entitled to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner as of the close of business on May 13, 2015, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admission.

If your shares are held in "street name", in order for you to attend the Annual Meeting, you must bring a letter or account statement showing that you beneficially own the shares held by your nominee, as well as proper photo identification. Note that even if you attend the Annual Meeting, you cannot vote the shares that are held by your nominee unless you have a proxy from your nominee.

If you have questions or require any assistance with voting your shares, please contact the Company's President, Michael Hinshaw at TouchPoint Metrics, Inc., 201 Spear Street, Suite 1100, San Francisco, California 94105; telephone (415) 526-2655. Mr. Hinshaw is also our chairman of the board of directors.

Proposal No. 1
ELECTION OF DIRECTORS

In the election of directors, every stockholder has the right to vote each share of Common Stock owned by such stockholder on the record date for as many persons as there are directors to be elected. Two directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Cumulative voting is not permitted. To be elected, a nominee must receive a plurality of the votes cast at the Annual Meeting. Only votes cast "FOR" a nominee will be counted. Abstentions, votes withheld and broker non-votes will be excluded entirely from the vote.

NOMINEES

Michael Hinshaw
Ashley Garnot

Each of our directors serves until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees. It does have an audit committee comprised of the board of directors.

The Board unanimously recommends that you vote FOR the election of each of the Board's nominees named on the proxy card accompanying this Proxy Statement.

Please read "How to Vote" for more information on how to vote your proxy.

BACKGROUND INFORMATION

The names, ages and positions of our officers and directors are set forth below: The address of our officers and directors is the same as our company, TouchPoint Metrics, Inc., 201 Spear Street, Suite 1100, San Francisco, California 94105.

Name	Age	Position(s)

Michael Hinshaw	53	President, Chief Executive Officer, Chief Financial Officer, Principal Executive Officer, Treasurer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors

Lynn Davison	51	Chief Operating Officer, Secretary

Ashley Garnot	29	Director

The people named above are expected to hold their offices/positions until the next annual meeting of our stockholders.

Background of Officers and Directors

Michael Hinshaw – President, Principal Executive Officer, Treasurer, Principal Financial Officer, Principal Accounting Officer and a member of our Board of Director.

Since March 31, 2006, Mr. Hinshaw has been our President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Director. Mr. Hinshaw has served as Treasurer and Principal Accounting Officer since December 7, 2011. Mr. Hinshaw founded The Innes Group, Inc. (now Touchpoint Metrics, Inc.) in 2001. From 1999 until 2002, Mr. Hinshaw served as President and Chief Executive Officer of Verida Internet Corp. Prior to its sale in 1999, Mr. Hinshaw served as President of Triad Inc., a brand strategy and management consulting firm. Mr. Hinshaw holds a MFA in Design and Communication and a BFA in Graphic Design from the Academy of Art University in San Francisco.

Lynn Davison – Chief Operating Officer, Secretary

Since October 9, 2013, Ms. Davison has been our Chief Operating Officer, and has served as our Secretary since February 3, 2012. Ms. Davison served as our Vice-President from February 7, 2011 to October 9, 2013. From April 2004 to February 2011, Ms. Davison worked as a management consultant to a range of start-up, mid-sized and Fortune 500 clients providing strategic business consulting services. From 1994 through April, 2004, Ms. Davison was a co-founder of C-Change, Inc., a management consulting firm working with Fortune 500 companies. Ms. Davison has a BA in economics from Whitman College in Walla Walla, Washington and is a certified Project Management Professional (PMP) by the Project Management Institute.

Ashley Garnot – Member of the Board of Director

Since December 7, 2011, Ashley Garnot has been a member of the Board of Directors. Since October 2011, Ms. Garnot has been a management consultant for Coronado Resources Ltd. (TSX-V: CRD), and is a member of the board of directors. Since January 2012, Ms. Garnot has been a management consultant for private equity Investment Company Pacific Reach Management. Since December 2011, Ms. Garnot has been the owner of ALG Investments, a private equity Investment Company. From September 2005 to June 2008, Ms. Garnot served as managing partner of Asluxe Designs Inc. Ms. Garnot has completed the Canadian Securities Institute's Canadian Securities Course, and has a Real Estate Course and Property Management diploma from Sauder School of Business.

Involvement in Certain Legal Proceedings

During the past ten years, Mr. Hinshaw, Ms. Davison and Ms. Garnot have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; or

	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
The subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i)	Any Federal or State securities or commodities law or regulation; or
ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended, (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Conflicts of Interest

There are no conflicts of interest with respect to our officers, directors and key employees.

Audit Committee Financial Expert

We do not have an audit committee financial expert. We do not have an audit committee financial expert because we believe the services of a financial expert are not warranted at this time.

Audit Committee and Charter

We have a separately-designated audit committee of the board. Audit committee functions are performed by our board of directors. None of our directors are deemed independent. One of our directors also holds several officer positions. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Whistleblower Policy

We have adopted a Whistleblower Policy that provides for the protection of our employees from our retaliation where an employee believes that we are violating some law, rule or regulation and wants to disclose the same to proper authorities or to the public at large. This policy further provides a mechanism whereby the employee may disclose the information to us in a confidential manner and may possibly resolve the issue he may want to disclose to third parties without the need of going to third parties outside of our organization.

Disclosure Committee and Charter

We have a disclosure committee and disclosure committee charter. Our disclosure committee is comprised of all of our officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports.

Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of information available to us and a review of the information filed with the SEC, all officers, directors and owners of 10% or more of our shares of common stock have filed all reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

EXECUTIVE COMPENSATION

On February 1, 2011, we entered into an employment agreement with Lynn Davison, pursuant to which she agreed to serve as our Vice President. This initial agreement provided for an annual base salary of $132,000, but was subsequently increased to $162,000 effective August 22, 2014. In addition, Ms. Davison is eligible for bonus compensation as established by us from time to time. On February 7, 2011, we granted Ms. Davison 10-year options, with an exercise price of $0.35 per share, to purchase 300,000 shares of our common stock. On September 3, 2013, we granted Ms. Davison additional 10-year options, with an exercise price of $0.40 per share, to purchase 300,000 shares of our common stock. Both options vest as follows: one fifth 12 months after the grant date, and one fifth every six months thereafter until all options are fully vested.

Michael Hinshaw does not have an employment agreement with the company.

The following table sets forth information with respect to compensation paid by us to our officers for the last two years.

Executive Officer Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension Value &
							Nonqualified
						Non-Equity	Deferred
Name and				Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards[1]	Compensation	Earnings	Compensation	Totals
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Michael Hinshaw	2014	300,000	0	0	0	0	0	8,945	308,945
President	2013	300,000	0	0	0	0	0	8,945	308,945

Lynn Davison	2014	143,250	0	0	0	0	0	0	143,250
Vice President	2013	132,000	0	0	19,253	0	0	0	151,253
_______________

[1]	The amounts shown reflect the aggregate grant date fair value of the option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718™, Compensation-Stock Compensation (ASC 718). In valuing such options, the Company made certain assumptions. For a discussion of those assumptions, please see Note 5 to our Financial Statements for the Fiscal Years ended December 31, 2014 and 2013.

The following table sets forth information with respect to compensation paid by us to our directors during the last completed fiscal year ending December 31, 2014.

Director Compensation Table
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Change in
Pension Value &
	Fees				Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Michael Hinshaw	0	0	0	0	0	0	0
Ashley Garnot	27,500	0	0	0	0	0	27,500

On August 7, 2013, we entered into an independent contractor agreement with Ashley Garnot, pursuant to which she agreed to provide consulting services to the company. Ms. Garnot's agreement provides for monthly compensation of $2,500 as invoiced.

All compensation received by our officers and directors has been disclosed.

There are no retirement, pension, or profit sharing plans for the benefit of our officers and directors other than our stock option plan. The stock option plan reserves 2,500,000 shares of common stock that may be issued at the discretion of the board of directors.

The following table sets forth information with respect to outstanding equity awards at December 31, 2014.

Outstanding Equity Awards at December 31, 2014
			Equity Incentive				Equity Incentive
	Number of	Number of	Plan Awards:			Number of	Plan Awards:
	Securities	Securities	Securities			Shares	Number of
	Underlying	Underlying	Underlying			Or Units of	Unearned
	Unexercised	Unexercised	Unexercised	Option	Option	Stock	Shares,
	Options	Options	Unearned	Exercise	Expiration	that have not	Units that
Name	Exercisable	Unexercisable	Options	Price	Date	Vested	have not vested
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Lynn Davison	240,000	60,000	0	$0.35[1]	2/7/2021	60,000	0
Lynn Davison	0	300,000	0	$0.40	9/3/2023	300,000	0
_______________

[1]	The option exercise price is set at $0.35 per share with a provision to reset if subsequent common stock offerings are made at a lower stock price. There was a subsequent private placement at $0.01 per share, lowering the option exercise price from $0.35 to $0.01.

The following table sets forth the information with respect to option exercises and stock vested for the year ended December 31, 2014.

Option Exercises and Stock Vested for the year ended December 31, 2014
	Number of		Number of	Value
	Shares Acquired	Value Realized	Shares Acquired	Realized on
	On Exercise	On Exercise	On Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Lynn Davison	0	0	0	0

Indemnification

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his or her position, if he or she acted in good faith and in a manner he or she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he or she is to be indemnified, we must indemnify him or her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of California.

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to directors or officers under California law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against policy, as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

On September 16, 2011, a $100,000 CAD note was executed with Brad Holland, a 2.02% shareholder. The note is structured to incur a balloon payment of the principal and 4% APR non-compounding accrued interest on its amended maturity date of September 16, 2016. All accrued interest to date was paid in September 2014. Subsequent to this payment, the Company recorded an unrealized gain of $13,829 during 2014 related to the revaluation of this note from CAD $100,000 CAD to $86,171 USD. As of December 31, 2014, principal and accrued interest was $86,171 and $1,029, respectively. The principal and accrued interest payable at maturity will be $108,000 CAD.

On December 6, 2011, we issued 500,000 restricted shares of common stock to ALG Investments Ltd., a corporation owned and controlled by Ashley Garnot, in consideration of $5,000.00. The shares of common stock were issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended, in that the transactions took place outside the United States of America with non-US persons.

On January 4, 2012, we issued 250,000 restricted shares of common stock to Ashley Garnot and her husband Wade, in consideration of $62,500.00. The shares of common stock were issued pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended, in that the transactions took place outside the United States of America with non-US persons.

On March 2, 2012 we entered into an agreement with mfifty, a company owned and controlled by Michael Hinshaw, our president, wherein we agreed to supply certain services to mfifty in consideration of the payment of fees for our services. The nature and amounts of services as well as the terms on which any such services would be provided will be negotiated and finalized through a signed services agreement and statement of work. We have provided the following services to date under the agreement: project management, creative and consulting services. The total approximate dollar amount of these services provided to mfifty to date is $61,684. The foregoing services have been provided by us and fully paid for by mfifty.

On August 1, 2013, we entered into an agreement with Ashley Garnot wherein we agreed to compensate Ms. Garnot in the amount of $2,500 monthly for consulting services. The nature and amounts of services as well as the terms on which such services would be provided were finalized through a signed consulting agreement and statement of work. The total approximate dollar amount of these services provided to the Company to date is $47,500.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this offering, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. Shares of common stock subject to options and warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

The information in this table reflects "beneficial ownership" as defined in Rule 13d-3 of the Exchange Act. To our knowledge, and unless otherwise indicated, the stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares, subject to community property laws where applicable.

	Shares of Common Stock
	Beneficially Owned
Name	Number		%

Michael Hinshaw	5,950,000	[1]	31.58%
Lynn Davison	360,000	[2]	1.91%
Ashley Garnot	850,000	[3]	4.51%
All officers and directors as a group (3 individuals)	7,160,000		38.00%

International Resource Management Corp.	1,962,302		10.41%
2901-1050 Burrard Street
Vancouver, British Columbia V6Z 2S3

PCL Holdings	1,350,000	[4]	7.16%
350-6165 Highway 17
Delta, British Columbia V4K 5B8

[1]	Comprised of 5,450,000 shares of common stock owned by Mr. Hinshaw and 500,000 shares of common stock held in the name of luckfound.org, of which Mr. Hinshaw is a director and has dispositive control.

[2]	Comprised of shares of common stock issuable upon the exercise of currently exercisable options.

[3]
Comprised of 500,000 shares of common stock held in the name of ALG Investments Ltd., which is owned and controlled by Ms. Garnot; 250,000 shares owned by Ms. Garnot and her husband, Wade Garnot; and, 100,000 shares held in Ms. Garnot's maiden name, Ashley Guidi.

[4]
Comprised of 300,000 shares of common stock owned by Mr. Peter Loretto and 1,050,000 shares of common stock held in the name of PCL Holdings of which Mr. Loretto is a 100% owner and has dispositive control.

Securities Authorized for Issuance under Equity Compensation Plans

Number of securities
	Number of securities to	Weighted-average	remaining available for
	be issued upon exercise	exercise price of	Future issuance under
	of outstanding options,	outstanding options,	equity compensation plans
	warrants and rights	warrants and rights	(excluding securities
Plan category	(a)	(b)	in column (a)) (c)

Equity compensation plans approved by security holders	760,000	$0.40	1,740,000

Equity compensation plans not approved by securities holders	None		None

Total	760,000	$0.40	1,740,000

AUDIT COMMITTEE REPORT

The audit committee is made up of all the members of the board of directors. The audit committee met four times in the fiscal year ended December 31, 2014. Each member of the board of directors attended all of the meetings. During the year, the audit committee:

•	Reviewed the audited financial statements with management;
•	Discussed with the independent auditor the required communication matters under applicable standards;
•	Received independence disclosures from the auditor as required under applicable standards; and,
•	Recommended to the board of directors that the audited financial statements be included in our Form 10-K.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant, Hillary CPA Group, for our audit of annual financial statements and review of financial statements included in our Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2014 and 2013 was $6,200 and $10,500, respectively.

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant, Hillary CPA Group, that are reasonably related to the performance of the audit or review of our financial statements and are not reported in the preceding paragraph was $0 for both the fiscal years ending December 31, 2014 and 2013.

(3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant, Hillary CPA Group, for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2014 and 2013 was $875 and $750 respectively.

(4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant , Hillary CPA Group, other than the services reported in paragraphs (1), (2), and (3) paragraph was $0 for both the fiscal years ending December 31, 2014 and 2013.

(5)Our audit committee's pre-approval policies and procedures described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X were that the audit committee pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.

(6)The percentage of hours expended on the principal accountant's engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full time, permanent employees was 50%.

The Board unanimously recommends that you vote "FOR"
the election of each of the Board's nominees named on
the proxy card accompanying this Proxy Statement.

Please read "How to Vote" for more information on how to vote your proxy.

Proposal No. 2
AMENDMENT TO THE
ARTICLES OF INCORPORATION

The Board of Directors has approved an amendment to our Articles of Incorporation to effectuate the corporate action as outlined below:

Name Change Amendment

On April 15, 2015, the Company's Board of Directors adopted a resolution to change the name of the Company from TouchPoint Metrics, Inc. to McorpCX Inc.

This is consistent with the Board of Director's strategic decision to expand the public recognition of our brand.  We are a provider of customer experience (CX) management solutions dedicated to helping organizations improve customer experiences, increase customer loyalty, reduce costs and increase revenue to individuals, corporations and institutions.  We believe that delivering better customer experiences is a powerful, sustainable way for any organization to differentiate from their competition.  We are engaged in the business of developing and delivering technology-enabled products - such as Touchpoint Mapping®, an on-demand ("cloud based") suite of customer experience management software - and value-added professional services that help large, medium and small organizations to do this by improving their customer listening and customer experience management capabilities. Our technology enables an organization's personnel to leverage a common application to see where and how to improve their customers' experiences across multiple channels and touchpoints, including web, sales, marketing, contact center, social, mobile, physical locations and others.  Accordingly, our Board of Directors believes our new name will ensure consumers are better able to recognize our CX products and services offerings under a single go-to-market brand by connecting us with a name that is more closely related to its history.

The name change will be effective when we file an Amendment to our Articles of Incorporation with the Secretary of State of the State of California.

The Board recommends a vote "FOR" the approval of the amendment to the Articles of Incorporation to change the name of our corporation from TouchPoint Metrics, Inc. to McorpCX Inc.

Proposal No. 3
RATIFICATION OF SELECTION OF
INDEPENDENT AUDITOR

Our audit committee has selected the firm of David Lee Hillary, Jr. CPA, CITP, as our independent auditor for 2015. David Lee Hillary, Jr. CPA, CITP has served as our principal independent auditor since 2011.

The affirmative vote of a majority of those shareholders present and voting will ratify the selection of David Lee Hillary, Jr. CPA, CITP, as our independent auditor. If shareholders fail to ratify the appointment of David Lee Hillary, Jr. CPA, CITP, the audit committee will reconsider whether or not to retain that firm. Even if appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent auditor at any time.

The following audit services were performed by David Lee Hillary, Jr. CPA, CITP for the year ended December 31, 2014:

•	examination of our financial statements and our employee benefit plans,

•	services related to our filings with the Securities and Exchange Commission, and

•	consultation on matters related to accounting, financial reporting, tax returns, internal controls, regulatory compliance and mergers and acquisitions.

The Board recommends a vote "FOR" the ratification of
David Lee Hillary, Jr. CPA, CITP
as our independent auditor for 2015.

STOCKHOLDER PROPOSALS

Any stockholder proposals for the 2016 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company not earlier than December 1, 2015 nor later than April 30, 2016 to be eligible for inclusion in the Company's proxy statement and accompanying proxy for such meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING

The Proxy Statement and the Company's Form 10-K and all subsequent reports filed with the SEC are available on the Company's website at www.touchpointmetrics.com

Information on how to obtain directions to be able to attend the meeting and vote in person are available by contacting to the Company's President, Michael Hinshaw at TouchPoint Metrics, Inc., 201 Spear Street, Suite 1100, San Francisco, California 94105; telephone (415) 526-2655.

The Company makes available, free of charge, the Proxy Statement, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after these documents are electronically filed with, or furnished to, the SEC., to stockholders upon written request to Michael Hinshaw, President, TouchPoint Metrics, Inc., 201 Spear Street, Suite 1100, San Francisco, California 94105.

DUPLICATE ANNUAL REPORT AND PROXY STATEMENT

If you are a stockholder of record and share an address with another stockholder and have received only one copy of the Company's 2015 Proxy Statement, you may write or call the Company to request a separate copy of these materials at no cost to you. In addition, if you are a stockholder of record and share an address with another stockholder and have received multiple copies of the Company's 2015 Proxy Statement, you may write or call the Company to request delivery of a single copy of such materials in the future. You may write to the Company at TouchPoint Metrics, Inc., 201 Spear Street, Suite 1100, San Francisco, California 94105.

OTHER MATTERS

As of the date of this Proxy Statement, management has not been notified of any stockholder proposals intended to be raised at the Annual Meeting outside of the Company's proxy solicitation process nor does it know of any other matters, which will be presented for consideration at the Annual Meeting. However, if any other stockholder proposals or other business should come before the Annual Meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as is in accordance with their best judgment.

MISCELLANEOUS

The Company will pay all solicitation expenses in connection with this Proxy Statement and related Company proxy soliciting material, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in the Company's solicitation of proxies. Proxies are being solicited through the mail. Certain executive officers and other employees of the Company, on behalf of the Company and without additional compensation, may also solicit proxies personally, by fax, email or other electronic means.

Michael Hinshaw
President
May 13, 2015

PROXY
TOUCHPOINT METRICS, INC.

THERE ARE THREE WAYS TO VOTE: BY INTERNET, FAX OR MAIL
Internet and Fax voting is available 24 hours a day, seven days a week through June 11, 2015, at 11:59pm.
Your Internet or fax vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET (EMAIL)	FAX	MAIL
ir@tpmetrics.com	(415) 938-8101	TOUCHPOINT METRICS, INC.
201 Spear Street
Suite 1100
San Francisco, California 94105

Please Vote, Sign, Date and Return Promptly

DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED (PROPOSAL 1) AND FOR PROPOSALS 2 AND 3.

PROPOSAL 1 — To elect Michael Hinshaw, 01. Ashley Garnot, 02.

FOR ALL	WITHHOLD FROM ALL	FOR ALL, WITH EXCEPTIONS
☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s) mark the "FOR ALL, WITH EXCEPTIONS" box and write the number of the excepted nominee(s) in the space to the left hereof	__________________________________________

PROPOSAL 2 — Amending the Articles of	FOR	AGAINST	ABSTAIN
Incorporation to Change the Name of the company from Touchpoint Metrics, Inc. to McorpCX Inc.	☐	☐	☐

PROPOSAL 3 – Ratify the appointment	FOR	AGAINST	ABSTAIN
David Lee Hillary, Jr. CPA, CITP, as our Independent Auditor	☐	☐	☐

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

☐	Please indicate by marking this box if you also intend to attend the 2015 Annual Meeting of Stockholders.

I hereby appoint Michael Hinshaw as my proxy to vote my shares in accordance with my instructions herein.

Dated:	, 2015

Signature:

Title or Authority:

Signature (if held jointly):

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE TODAY.